                                                                   EXHIBIT 10.16


                                  AMENDMENT TO
                              INFOCURE CORPORATION
                LENGTH-OF-SERVICE NONQUALIFIED STOCK OPTION PLAN


         Pursuant to the power reserved in Section 16 of the InfoCure Corporation Length-of-Service Stock Option Plan and in connection with the approval granted by the shareholders of InfoCure Corporation, Section 3, Shares Subject to Options, is hereby amended to delete "One hundred fifty thousand (150,000)" from the first sentence thereof and to insert in its place "Five hundred thousand (500,000)."


         This Amendment to the InfoCure Corporation Length-of-Service Stock Option Plan shall be effective as of the date that the shareholders of InfoCure Corporation adopted the Amendment to the Plan.


                                       INFOCURE CORPORATION


                                       By: /s/ James K. Price
                                          --------------------------------------
                                          James K. Price
                                          Executive Vice President and Secretary


                                       Date: March 30, 2000